UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 18, 2008 (April 14, 2008)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20-4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2008, the General Partner of EV Energy Partners, L.P. (the “Partnership”) executed the First Amendment to First Amended and Restated Agreement of Limited Partnership of the Partnership (the “Amendment”), to be effective as of January 1, 2007. The Amendment is intended to simplify the preparation by the Partnership of annual federal income tax information reports to its unitholders on Schedule K-1 and makes certain technical modifications to the agreement’s income and loss allocation provisions (including allocations relating to incentive distribution rights) in the event of an issuance of additional common units or other book-up event. The Amendment is not expected to materially change the amount of net taxable income or loss allocated to the Partnership’s unitholders or the economic rights of the Partnership’s unitholders as compared to the allocations or economic rights of the General Partner. A copy of the Amendment is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD.

A copy of the press release dated April 14, 2008 announcing an acquisition of oil properties by a wholly-owned subsidiary of EV Energy Partners, L.P. is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. This press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, effective April 17, 2008, the borrowing base under the Partnership’s existing amended and restated credit agreement was increased to $325 million. A copy of this credit agreement is attached as Exhibit 10.13 to the Partnership's Annual Report on Form 10-K filed on March 14, 2008.

Item 9.01 Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Items 5.03 and 7.01.)

(d)	Exhibits.

	3.1	First Amendment dated April 15, 2008 to First Amended and Restated Partnership Agreement of EV Energy Partners, L.P., effective as of January 1, 2007

	99.1	News Release of EV Energy Partners, L.P. dated April 14, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2008	EV Energy Partners, L.P.

	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief Financial Officer of EV Management LLC, general partner of EV Energy GP, L.P., general partner of EV Energy Partners, L.P

EXHIBIT INDEX

Exhibit No.	Description

3.1	First Amendment dated April 15, 2008 to First Amended and Restated Partnership Agreement of EV Energy Partners, L.P., effective as of January 1, 2007

99.1	News Release of EV Energy Partners, L.P. dated April 14, 2008